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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                                   ----------



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)          November 3, 1998
                                                 -------------------------------


                          CARDIOVASCULAR DYNAMICS, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                           0-28440             68-0328265
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(State or Other Jurisdiction               (Commission        (I.R.S. Employer
      of Incorporation)                   File Number)       Identification No.)


    13700 Alton Parkway, Suite 160, Irvine, California                  92618
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        (Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code        (949) 457-9546
                                                    ----------------------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

        On Tuesday, November 3, 1998, CardioVascular Dynamics, Inc. ("CVD") signed a merger agreement with Radiance Medical Systems, Inc. ("Radiance") whereby CVD will acquire all of the outstanding shares of Radiance stock which it does not already own. CVD develops peripheral and coronary stents, coronary stent delivery systems, balloon dilatation catheters for coronary and peripheral vascular use, site-specific drug delivery catheters, and vascular access products. Radiance develops radiotherapy catheter delivery systems for the site-specific delivery of radiation to prevent reoccurrence following interventional treatment of atherosclerosis.

        In the merger, CVD will pay the stockholders of Radiance $3.00 for each share of Radiance Preferred Stock and $2.00 for each share of Radiance Common Stock. In addition, Radiance stockholders may receive product development milestone payments of up to $2.00 for each share of Radiance Series A Preferred Stock and up to $3.00 for each share of Radiance Common Stock based on the occurrence of events related to regulatory approval, and an additional adjusted payment upon the registration for resale of the CVD Common Stock with the Securities and Exchange Commission. Holders of Radiance Common Stock will receive CVD Common Stock for their shares. Holders of Radiance Series A Preferred Stock will receive CVD Common Stock and, at CVD's option, may receive up to 30% of the aggregate payment in cash. In addition, all outstanding stock options of Radiance shall accelerate and vest immediately prior to the Closing of the merger and, to the extent not exercised, shall be assumed by CVD and converted into an option, at the same exercise price to purchase $2.00 worth of CVD Common Stock. Option holders shall also receive up to $3.00 in milestone payments, when and if paid to holders of Radiance Common Stock. CVD has agreed to register for resale the shares of CVD Common Stock issued to the holders of Radiance stock and options.

        The merger agreement is subject to certain collar provisions. By December 15, 1998 each Radiance stockholder must elect to receive, as the value of CVD Common Stock to be issued as part of the merger consideration, either (i) the Average Closing Price, which shall be the average of the closing prices for CVD Common Stock on the NASDAQ for the twenty trading days preceding the closing, or (ii) $3.33 (the average of the closing prices of CVD Common Stock for the twenty days preceding the signing of the definitive merger agreement), subject to certain collar provisions. For those Radiance stockholders electing the second alternative, if the Average Closing Price is greater than $5.00, the value of CVD Common Stock shall be the Average Closing Price as adjusted by multiplying the Average Closing Price by $3.33 divided by $5.00; if the Average Closing Price is less than $2.00, the value of CVD Common Stock shall be the Average Closing Price as adjusted by multiplying the Average Closing Price by $3.33 divided by $2.00. The value of CVD Common Stock to be issued as milestone payments shall be the average of the closing prices for CVD Common Stock on the NASDAQ for the twenty trading days preceding the date of achievement of the applicable milestone.

        The total value of the CVD Common Stock to be issued to the Radiance Stockholders at Closing will be approximately $7 million. Assuming all product development milestones are met on scheduled dates, no options are exercised and there is no adjustment upon registration of the CVD Common Stock with the SEC, an additional amount of approximately $6.9 million of CVD Common Stock will be issued to Radiance Stockholders. The merger is subject to CVD and Radiance stockholder approval, the execution of employment and noncompetition agreements, regulatory approvals and other customary closing conditions. An Independent Committee comprised of disinterested individuals on the Board of Directors of CVD have voted unanimously in favor of the merger. CVD anticipates that the transaction will be completed in the first quarter of 1999.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a)    Not applicable.
        (b)    Not applicable.
        (c) Exhibits. The following exhibits are filed as part of this report:

                Exhibit Number                     Description
                --------------                     -----------
                                        Agreement and Plan of Merger dated
                     2.4 November 3, 1998 by and between CardioVascular Dynamics, Inc.
                                        and Radiance Medical Systems,
                                        Inc. The following schedules
                                        and exhibits to the Agreement
                                        and Plan of Merger have not
                                        been filed: (i) Disclosure
                                        Schedule of Registrant; (ii)
                                        Disclosure Schedule of Radiance
                                        Medical Systems, Inc.; (iii)
                                        Form of Escrow Agreement; (iv)
                                        Form of Registration Rights
                                        Agreement; and (v) Form of
                                        Employment Agreement. The
                                        Registrant agrees to furnish
                                        supplementally a copy of such
                                        omitted schedules and exhibits
                                        to the Commission upon request.


                    99.1                Press release dated November 5, 1998.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CARDIOVASCULAR DYNAMICS, INC.



Date:  November 12, 1998                    By: /s/ Stephen R. Kroll
                                                --------------------
                                                Stephen R. Kroll
                                                Chief Financial Officer


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                                  EXHIBIT INDEX



Exhibit Number                           Description
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 2.4                Agreement and Plan of Merger dated November 3, 1998 by and between CardioVascular Dynamics, Inc. and Radiance Medical Systems, Inc. The following schedules and exhibits to the Agreement and Plan of Merger have not been filed: (i) Disclosure Schedule of Registrant; (ii) Disclosure Schedule of Radiance Medical Systems, Inc.; (iii) Form of Escrow Agreement; (iv) Form of Registration Rights Agreement; and
                    (v) Form of Employment Agreement. The Registrant agrees to furnish supplementally a copy of such omitted schedules and exhibits to the Commission upon request.



99.1                Press release dated November 5, 1998.